Putnam Strategic Intermediate Municipal Fund
The fund's portfolio
10/31/20 (Unaudited)
Key to holding's abbreviations
ABAG — Association Of Bay Area Governments
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
FHLMC Coll. — Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
LOC — Letter of Credit
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
Q-SBLF — Qualified School Board Loan Fund
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.12% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (101.0%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,295,622
5.00%, 9/15/33	AA	125,000	150,960

			1,446,582
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,762,019
4.00%, 10/1/38	A+/F	555,000	628,926

			3,390,945
Arizona (3.3%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,344,032
5.00%, 11/1/36	A	1,235,000	1,505,206
5.00%, 11/1/34	A	1,000,000	1,224,700
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,021,620
4.00%, 5/15/29	A/F	1,000,000	1,036,810
Salt River Project Agricultural Impt. & Pwr. Dist. Rev. Bonds, 5.00%, 1/1/27(WIS)	Aa1	1,200,000	1,453,728
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,305,700

			8,891,796
California (11.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A-/F	500,000	507,640
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig. Group), Ser. C, 0.10%, 8/1/52	VMIG 1	5,000,000	5,000,000
CA State Infrastructure & Econ. Dev. Bank 144A Mandatory Put Bonds (7/1/21), (DesertXpress Enterprises, LLC), 0.45%, 1/1/50	VMIG 1	8,500,000	8,496,600
CA State Tobacco Securitization Agcy. Rev. Bonds
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/31	A-	335,000	438,073
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/30	A	300,000	393,660
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/29	A	450,000	583,034
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/28	A	100,000	127,695
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/27	A	100,000	125,475
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/27	A	325,000	407,794
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/26	A	215,000	264,031
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/25	A	240,000	287,131
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/25	A	175,000	209,367
CA State, Pub. Wks. Board Rev. Bonds, Ser. A, 5.00%, 2/1/30(WIS)	Aa3	1,000,000	1,255,870
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA-	775,000	868,783
Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. C, 5.00%, 5/15/26	Aa2	6,000,000	7,289,460
Sierra View, Local Hlth. Care Dist. Rev. Bonds
5.00%, 7/1/30	A/F	620,000	767,566
5.00%, 7/1/27	A/F	625,000	753,400
4.00%, 7/1/26	A/F	300,000	340,737
4.00%, 7/1/25	A/F	290,000	325,629
4.00%, 7/1/24	A/F	235,000	258,939
4.00%, 7/1/23	A/F	260,000	280,127
4.00%, 7/1/22	A/F	230,000	241,532
4.00%, 7/1/21	A/F	225,000	229,752
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	387,634

			29,839,929
Colorado (1.7%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37(T)	Baa1	150,000	164,896
Ser. A-1, 4.00%, 8/1/38(T)	Baa1	225,000	246,890
Ser. A-1, 4.00%, 8/1/39(T)	Baa1	225,000	246,448
Ser. A-1, 4.00%, 8/1/44(T)	Baa1	750,000	816,981
Ser. A-2, 4.00%, 8/1/49(T)	Baa1	1,500,000	1,627,443
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34	AA	285,000	359,821
5.00%, 12/1/32	AA	250,000	317,955
5.00%, 12/15/30	AA	125,000	145,686
5.00%, 12/15/29	AA	125,000	146,124
5.00%, 12/15/27	AA	125,000	147,451
5.00%, 12/15/25	AA	125,000	149,023
5.00%, 12/1/25	AA	175,000	209,764

			4,578,482
Connecticut (1.4%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,334,888
5.00%, 7/1/33	BBB+/F	250,000	268,035
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39(T)	Aaa	565,000	597,363
Ser. B-1, 4.15%, 11/15/44(T)	Aaa	1,355,000	1,430,554

			3,630,840
District of Columbia (2.2%)
DC Rev. Bonds
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,415,650
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 4.00%, 6/1/30(FWC)	BB+	1,000,000	1,089,410
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53(T)	A-	660,000	720,616
Ser. B, 4.00%, 10/1/44(T)	A-	665,000	723,697
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail), 5.00%, 10/1/53	A-	2,000,000	2,083,700

			6,033,073
Florida (5.6%)
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	378,133
FL State Board of Administration Fin. Corp. Rev. Bonds, Ser. A, 1.258%, 7/1/25	AA	4,000,000	4,043,600
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A-	1,375,000	1,576,878
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,242,160
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A-/F	1,000,000	1,094,800
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,677,612
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A-/F	2,000,000	2,313,540
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	265,766
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 1.875%, 5/1/25	BB-/P	700,000	701,547
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical University, Inc.), Ser. A, 4.00%, 10/15/38	A3	750,000	852,128

			15,146,164
Georgia (2.7%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	1,600,000	1,618,976
Cobb Cnty., Kennestone Hosp. Auth. Rev. Bonds, (WellStar Hlth. Syst. Oblig. Group)
5.00%, 4/1/31(WIS)	A2	250,000	314,055
5.00%, 4/1/30(WIS)	A2	300,000	379,179
4.00%, 4/1/32(WIS)	A2	225,000	258,480
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev. Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	200,000	188,334
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 0.85%, 4/1/48	Aa2	2,200,000	2,198,240
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4), Ser. A
5.50%, 7/1/60	A	1,500,000	1,700,490
5.00%, 1/1/56	A2	500,000	591,330

			7,249,084
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	200,000	215,560

			215,560
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A/F	250,000	266,480

			266,480
Illinois (12.8%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,751,184
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,040,890
Ser. A, 5.00%, 1/1/30	BBB+	1,300,000	1,367,626
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/31	AA	500,000	546,755
Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. B-P3, 5.00%, 1/1/28	A	500,000	629,995
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	542,690
Ser. C, 5.00%, 1/1/39	A	750,000	855,900
(2nd Lien), 5.00%, 1/1/39	A	565,000	615,952
Ser. C, 5.00%, 1/1/34	A	400,000	457,876
Ser. C, 5.00%, 1/1/33	A	405,000	463,774
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	753,469
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	616,272
5.00%, 1/1/41	Baa3	340,000	348,701
5.00%, 11/1/34	Baa3	1,650,000	1,723,475
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,071,490
Ser. C, 5.00%, 11/1/29	Baa3	1,225,000	1,310,664
5.00%, 2/1/29	Baa3	1,000,000	1,079,940
Ser. D, 5.00%, 11/1/28	Baa3	2,080,000	2,241,117
Ser. D, 5.00%, 11/1/27	Baa3	920,000	998,439
IL State Fin. Auth. Mandatory Put Bonds (11/15/26), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-2, 5.00%, 5/15/50	A	1,000,000	1,210,720
IL State Fin. Auth. Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 0.601%, 11/1/34	A2	2,445,000	2,420,281
IL State Fin. Auth. Rev. Bonds, (Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,789,095
IL State Fin. Auth. Academic Fac. Rev. Bonds, (U. of Illinois at Urbana-Champaign), Ser. A, 5.00%, 10/1/38	A1	700,000	827,624
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	464,470
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	BBB	300,000	335,367
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	Baa2	5,500,000	5,322,185
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	1,000,000	1,223,010
Sales Tax Securitization Corp. Rev. Bonds, Ser. C, 5.50%, 1/1/36	AA-	2,000,000	2,439,420

			34,448,381
Indiana (0.4%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living), 5.75%, 11/15/41	BBB/F	1,000,000	1,023,750

			1,023,750
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace Cmnty's. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,456,979

			1,456,979
Kentucky (4.3%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	544,495
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,100,630
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A2	3,150,000	3,551,279
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	2,800,000	3,122,056
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	3,264,195

			11,582,655
Louisiana (1.5%)
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	2,004,220
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A, 5.00%, 7/1/34	A+/F	1,000,000	1,213,670
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 5/15/23	A	800,000	888,064

			4,105,954
Maryland (0.1%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	325,044

			325,044
Massachusetts (—%)
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	10,000	10,029

			10,029
Michigan (6.8%)
Detroit, G.O. Bonds, 5.50%, 4/1/34	Ba3	660,000	749,628
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,341,940
Kentwood, Economic Dev. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB-/F	1,000,000	1,067,480
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA-	525,000	602,154
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,142,920
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA-	140,000	159,754
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	866,103
(Tobacco Settlement), Ser. A, Class 1, 4.00%, 6/1/35	A-	1,000,000	1,160,910
(Tobacco Settlement), Ser. A, Class 1, 4.00%, 6/1/34	A-	750,000	878,070
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49(T)	AA-	1,325,000	1,493,450
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,131,080
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF, 4.00%, 5/1/34	Aa1	1,370,000	1,610,449

			18,203,938
Mississippi (0.7%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	2,000,000	2,012,040

			2,012,040
Missouri (0.9%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, 4.00%, 3/1/34	A2	2,155,000	2,377,245

			2,377,245
Nebraska (1.4%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A3	2,500,000	2,801,450
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,071,500

			3,872,950
Nevada (0.8%)
Clark Cnty., G.O. Bonds, Ser. B, 3.00%, 11/1/35	Aa1	2,000,000	2,181,000

			2,181,000
New Hampshire (1.1%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	500,000	552,165
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A-	2,000,000	2,289,360

			2,841,525
New Jersey (5.4%)
Hudson Cnty., Impt. Auth. Rev. Bonds, 3.00%, 10/1/34	AA	6,500,000	7,218,770
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	390,044
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,455,520
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp. Corp.), Ser. B, 0.13%, 7/1/36	VMIG 1	1,500,000	1,500,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5.00%, 12/15/39	Baa1	275,000	312,521
Ser. A, 5.00%, 12/15/34	Baa1	680,000	776,805
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	870,870

			14,524,530
New Mexico (0.4%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	989,771

			989,771
New York (7.5%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.)
5.00%, 5/1/26	A	400,000	453,016
Ser. A, 5.00%, 5/1/25	A	645,000	718,956
5.00%, 5/1/24	A	575,000	628,866
5.00%, 5/1/23	A	795,000	850,340
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47 (Prerefunded 2/15/21)	Aa3	15,000	15,237
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/35	A3	1,300,000	1,308,398
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 0.57%, 11/1/26	AA	1,820,000	1,805,749
NY City, VRDN, Ser. I-2, 0.11%, 3/1/40	VMIG 1	4,000,000	4,000,000
NY City, Indl. Dev. Agcy. Rev. Bonds, (Yankee Stadium, LLC), AGM
5.00%, 3/1/28	AA	500,000	624,530
4.00%, 3/1/32	AA	1,000,000	1,181,230
NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax Secd. Rev.), Ser. C-1, 4.00%, 5/1/39	AAA	1,990,000	2,307,962
(Future Tax Secd. Rev. ), 4.00%, 11/1/38	AAA	1,500,000	1,745,595
Saratoga Cnty., Cap. Resource Rev. Bonds, (Skidmore College), Ser. 21A
5.00%, 7/1/31(WIS)	A1	700,000	880,579
5.00%, 7/1/30(WIS)	A1	510,000	647,022
5.00%, 7/1/29(WIS)	A1	460,000	576,495
5.00%, 7/1/28(WIS)	A1	490,000	606,762
5.00%, 7/1/27(WIS)	A1	450,000	547,848
5.00%, 7/1/26(WIS)	A1	675,000	805,559
5.00%, 7/1/25(WIS)	A1	425,000	495,019

			20,199,163
North Carolina (0.6%)
NC State Tpk. Auth. Rev. Bonds, 5.00%, 2/1/24	BBB	1,500,000	1,696,200

			1,696,200
Ohio (3.2%)
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,605,837
5.00%, 1/1/36	A	425,000	498,024
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	740,250
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	664,807
OH State Higher Edl. Fac. Comm. Rev. Bonds, (John Carroll U.)
5.00%, 10/1/30	A3	455,000	574,119
5.00%, 10/1/29	A3	810,000	1,008,709
5.00%, 10/1/28	A3	370,000	457,820
5.00%, 10/1/27	A3	350,000	426,787
5.00%, 10/1/26	A3	350,000	419,867
5.00%, 10/1/25	A3	220,000	258,826
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners Oblig. Group)
5.00%, 11/15/27	Baa1	240,000	288,679
5.00%, 11/15/26	Baa1	285,000	338,512
5.00%, 11/15/24	Baa1	135,000	154,107
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	571,805
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	543,495

			8,551,644
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	255,000	255,887

			255,887
Pennsylvania (2.1%)
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	319,149
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds (2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA-	750,000	914,820
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	500,000	549,870
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater)
4.00%, 1/1/32	Baa2	540,000	620,827
4.00%, 1/1/31	Baa2	165,000	189,714
4.00%, 1/1/30	Baa2	115,000	131,716
4.00%, 1/1/29	Baa2	725,000	830,045
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	675,000	786,429
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,199,890

			5,542,460
Rhode Island (0.8%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	411,709
5.00%, 5/15/26	BBB+	580,000	681,401
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB-/P	1,000,000	1,071,970

			2,165,080
South Carolina (5.2%)
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	696,348
SC State Jobs Econ. Dev. Auth. Hosp. VRDN (Prisma Hlth. Oblig. Group), Ser. B, 0.11%, 5/1/48	VMIG 1	500,000	500,000
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,122,890
Ser. A, 5.00%, 12/1/55	A2	545,000	614,711
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	656,600
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	593,935
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,763,565
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 0.55%, 10/1/31	Aa3	7,980,000	7,934,674

			13,882,723
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37(T)	Baa1	150,000	168,433
Ser. A-1, 4.00%, 8/1/38(T)	Baa1	150,000	168,170
Ser. A-2, 5.00%, 8/1/44(T)	Baa1	150,000	173,972
Ser. A-1, 4.00%, 8/1/44(T)	Baa1	275,000	304,744
Ser. A-2, 5.00%, 8/1/49(T)	Baa1	250,000	288,956

			1,104,275
Texas (5.3%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	433,039
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	621,678
5.00%, 10/1/33	A3	400,000	418,444
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	A-	350,000	414,285
PSFG, 4.00%, 8/15/32	AAA	2,070,000	2,486,008
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Baa2	500,000	511,870
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%, 4/1/47 (Prerefunded 4/1/25)	AAA/P	365,000	434,631
(TX Woman's U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	981,802
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35 (Prerefunded 4/1/25)	AAA/P	800,000	952,616
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29 (Prerefunded 4/1/24)	AAA/P	1,225,000	1,387,582
Northside, Indpt. School Dist. Mandatory Put Bonds (6/1/25), (Northside Indpt. School Dist.), PSFG, 0.70%, 6/1/50	Aaa	2,000,000	1,999,840
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,210,010
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,433,900
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5.00%, 12/15/28	A3	1,000,000	1,073,360

			14,359,065
Utah (1.0%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 0.11%, 5/15/37	VMIG 1	2,000,000	2,000,000
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	696,015

			2,696,015
Virginia (0.9%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	374,868
Federal Home Loan Mortgage Corp. Rev. Bonds, Ser. M-053, Class A, 2.55%, 6/15/35	AA+	6,938	7,490
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/29	A/F	590,000	722,797
5.00%, 1/1/28	A/F	700,000	859,880
5.00%, 1/1/27	A/F	320,000	388,288

			2,353,323
Washington (5.1%)
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,748,850
WA State G.O. Bonds, Ser. 21A, 5.00%, 6/1/36(WIS)	Aaa	2,130,000	2,765,038
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.197%, 1/1/42	A+	1,100,000	1,104,642
WA State Hlth. Care Fac. Auth. Rev. Bonds, (Fred Hutchinson Cancer Research Ctr.), 1.17%, 1/1/42	A+	8,000,000	8,077,280

			13,695,810
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A-	500,000	501,820

			501,820
Wisconsin (1.5%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,691,368
5.00%, 7/1/44	AA	1,000,000	1,157,810
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,065,250

			3,914,428

Total municipal bonds and notes (cost $262,847,161)			$271,562,619

SHORT-TERM INVESTMENTS (4.6%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.17%(AFF)	Shares	12,097,815	$12,097,815
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	110,000	110,000
U.S. Treasury Bills 0.091%, 12/8/20(SEG)	Aaa	$100,000	99,991

Total short-term investments (cost $12,307,806)			$12,307,806
TOTAL INVESTMENTS

Total investments (cost $275,154,967)			$283,870,425

FUTURES CONTRACTS OUTSTANDING at 10/31/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	17	$2,673,781	$2,673,781	Dec-20	$37,415

Unrealized appreciation					37,415

Unrealized (depreciation)					—

Total					$37,415

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$5,000,000	$102,935	$—	3/1/21	—	1.76% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	$102,935
10,000,000	100,860	—	3/3/21	—	1.00% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(100,860)
10,000,000	59,320	—	3/1/21	—	1.04% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(59,320)
Morgan Stanley & Co. International PLC
5,000,000	128,030	—	12/1/20	—	1.67% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	128,030
5,000,000	94,380	—	3/3/21	—	1.77% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	94,380
2,665,000	3,520	—	12/1/20	—	0.36% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(3,520)
2,665,000	168	—	11/25/20	—	0.38% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(168)
10,000,000	109,580	—	12/1/20	—	0.92% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(109,580)
2,500,000	27,608	—	12/15/20	—	0.93% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(27,608)

Upfront premium received		—	Unrealized appreciation			325,345

Upfront premium (paid)		—	Unrealized (depreciation)			(301,056)

Total		$—			Total	$24,289

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2020 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $268,850,367.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 7/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/20
Short-term investments
	Putnam Short Term Investment Fund*	12,630,751	90,242,674	90,775,610	12,399	12,097,815

	Total Short-term investments	$12,630,751	$90,242,674	$90,775,610	$12,399	$12,097,815
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $43,996.
(FWC)	Forward commitment, in part or in entirety.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(T)	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
(WIS)	When-issued security.
At the close of the reporting period, the fund maintained liquid assets totaling $24,373,332 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.12%, 0.14% and 0.22%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	24.8%
	Education	10.7
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $57,245 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.
Tender option bond transactions: The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in The fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities.
At the close of the reporting period, the fund’s investments with a value of $9,172,613 were held by the TOB trust and served as collateral for $5,025,577 in floating-rate bonds outstanding. During the reporting period, the fund incurred interest expense of $1,544 for these investments based on an average interest rate of 0.15%.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$271,562,619	$—
Short-term investments	12,207,815	99,991	—

Totals by level	$12,207,815	$271,662,610	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$37,415	—	$—
Total return swap contracts	—	24,289	—

Totals by level	$37,415	$24,289	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	10
OTC total return swap contracts (notional)	$39,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com